Translated From Japanese

Promissory Note Application Form

date : *18 June 2007*

address : *Nishi Shinjuku Showa Bldg. 11F*

1-13-12 Nishi Shinjuku, Shinjuku-ku, Tokyo

name: *IA Partners Kabushiki Kaisha*

CEO : Hideki Anan

Tel: 03-5909-1561 Fax:03-5909-1562

To Mitsui Sumitomo Bank

I applying for a Corporate loan as follow.

Desired Loan Amount	*l 1 0 0 0 0 0 0 0 0*	Interest rate	3.000%
Desired Loan Start Date	*19-Jun-07*		Short Term prime rate
Loan Repayment Period	1/31/2008		

Purpose	(working capital circled) others (chose one)	(amount)	\100,000,000 yen	Purpose of Funds
				Mitsui Sumitomo Bank
	1. fund for article, material and buying-in		yen	bank yen
	2. fund for clearance of cheque and account payable		yen	bank yen
	(3. circled) fund for expenses payment		\100,000,000 yen	bank yen
	4. fund for financial closing and bonuses		yen	bank yen
	5. others		yen	bank yen
	6. equipment fund		yen	yen
				yen
				Total yen

Method of Repayment	i	
	(ro circled)	Lump Sum Payment Due January 31,st, 2008
	ha	
Method of interest payment	i	
	(ro circled)	Quarterly Interest Payments starting June 19 and each quarter therefater on the 19th o the month
	others	
Guarantor	*Loan not Guaranteed by third Party. Loan guaranteed by Hideki Anan*	
Automatic Loan Payment	*Branch: Nakano* *Account Number: 4109506*	*Account Type: Ordinary* *Account Name: IA Partners Kabushiki Kaisha*